John Hancock Mutual Funds

Supplement dated March 28, 2013

to all current Class A, Class B and/or Class C shares Summary Prospectuses

Lower Minimum Initial Investment requirement for Class A, Class B and Class C Shares

Effective as of the close of business on April 26, 2013, the minimum initial investment amount for Class A, Class B and Class C shares will be lowered from $2,500 to $1,000. The lower $1,000 minimum initial investment amount will apply to Coverdell ESAs. The minimum initial investment amount for group investments remains $250.

You should read this Supplement in conjunction with the fund’s Summary Prospectus, Statutory Prospectus and/or Statement of Additional Information, as applicable, and retain it for future reference.